UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Highway 160 West – Suite 205, Fort Mill, SC 29708
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-2000

Not Applicable
(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2025, Catheter Precision, Inc. (“we,” “us,” “our” or the “Company”) held its 2025 annual meeting (the “Annual Meeting”) of stockholders on July 25, 2025, at which the Company’s stockholders approved the proposal to give the Company’s board of directors (the “Board”) the authority, at its discretion, to file a certificate of amendment to the Company’s restated certificate of incorporation, as amended, to effect a reverse split of the Company’s issued common stock, par value $0.0001 per share (the “Common Stock”), at a ratio not less than 1-for-5 and not greater than 1-for-19, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the proposal and without further approval or authorization of the Company’s stockholders.

Subsequently, the Board determined to effect a reverse split of the Common Stock (the “Reverse Stock Split”) at a ratio of 1-for-19 (the “Reverse Stock Split Ratio”).

On August 13, 2025, the Company filed a certificate of amendment to the Company’s restated certificate of incorporation, as amended, with the Secretary of State of the State of Delaware to effect the Reverse Stock Split (the “Charter Amendment”). The Charter Amendment became effective at 12:01 a.m. Eastern Time on August 15, 2025, and the Common Stock began trading on a split-adjusted basis at the opening of trading on the NYSE American on August 15, 2025. The Common Stock will continue to trade under its existing symbol “VTAK,” but the Common Stock has been assigned a new CUSIP number (74933X 708).  Following the Reverse Stock Split, every 19 shares of Common Stock issued, including shares held by the Company in treasury, if any, was automatically reclassified and combined into one share of Common Stock. No fractional shares will be issued to stockholders as a result of the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the reverse stock split (reduced by any customary brokerage fees, commissions and other expenses). The Reverse Stock Split affects all stockholders uniformly and will not change any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except for immaterial changes that may result from the treatment of fractional shares.

The Reverse Stock Split reduced the number of issued and outstanding shares of Common Stock from approximately 23,327,516 to approximately 1,227,764. The Company’s authorized capital stock did not change as a result of the Reverse Stock Split, but remains at 10 million shares of Preferred Stock and 60 million shares of Common Stock.

In addition, as a result of the Reverse Stock Split, proportionate adjustments have been made to the per share exercise prices of, and the number of shares underlying, the Company’s outstanding stock options and warrants, as well as to the number of shares available for the grant of awards under the Company’s stock incentive plans. The per share conversion prices and ratios of the Company’s outstanding preferred stock have also adjusted proportionately.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 8.01 Other Events.

The information in Item 5.03 of this report is incorporated herein by reference.

The Company has registration statements on Form S-1 No. 333-262195, Post Effective Amendment to S-1 No. 333-240187, S-1 No. 333-239887, S-1 No. 333-237701, S-3 No. 333-267443, S-1 (Post Effective Amendment to S-3) No. 333-269491, S-3 No. 333-271388, S-1 (Post Effective Amendment to S-3) No. 333-270919, S-8 No. 333-264495, S-8 No. 333-254370, S-8 No. 333-250094, S-8 No. 333-237096, S-8 No. 333-230332, S-8 No. 333-227696, S-8 No. 333-269612, S-8 No. 333-273351, S-3 No. 333-284217, S-1 No. 333-283392, Post Effective Amendment to S-1 No. 333-281849, S-1 No. 333-279930, S-8 No. 333-280786, S-3 No. 333-287483, and S-8 No. 333-288348 on file with the SEC (collectively, the “Registration Statements”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by these registration statements. The information incorporated by reference is considered part of the prospectus included within each of those registration statements. Information in this Item 8.01 is intended to be automatically incorporated by reference into each of these Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed covered by the Registration Statements was proportionately reduced as of the effective time of the Reverse Stock Split at the Reverse Stock Split Ratio.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation dated August 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date: August 15, 2025	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer